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                                                                    Exhibit 10.3

         EXECUTION COPY

         FIRST AMENDMENT (this "Amendment") dated as of June 29, 2001 in respect of the FIVE-YEAR CREDIT AGREEMENT dated as of June 30, 2000 (the "Credit Agreement"), among Cox Radio, Inc., the banks party thereto (the "Banks"), The Chase Manhattan Bank, as administrative agent, Citibank, N.A., as documentation agent (the "Documentation Agent") and Bank of America, N.A., as syndications agent (the "Syndications Agent").

         A. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as set forth herein on the terms and subject to the conditions provided herein.

         B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         SECTION 1. (a) Amendment to Article I. Article I of the Credit Agreement is hereby amended by:

         (i) Adding in the appropriate alphabetical order the following definition:

         ""Indexed Securities" means securities or financial contracts of the Company issued and outstanding from time to time whose fair value is derived from an index, such as the trading price of another referenced security."

         (ii) Deleting the definition of "CSI" and substituting therefor in alphabetical order the following:

         ""JPMorgan" shall mean J.P. Morgan Securities Inc."

         (iii) Deleting the definition of "Cox Family" and substituting therefor the following:

         "Cox Family" shall include those certain trusts commonly referred to as the Dayton-Cox Trust A, the Barbara Cox Anthony Atlanta Trust, the Anne Cox Chambers Atlanta Trust, the Estate of James M. Cox, Jr., Barbara Cox Anthony, Garner Anthony, Anne Cox Chambers, and the estates, executors and administrators, and lineal descendants of the above-named individuals, any private foundation or other charitable entity of which the above-described individuals constitute a majority of the trustees, directors or managers, and any corporation, partnership, limited liability company, trust or


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         other entity in which the above-named trusts or above-described individuals and the estates, executors and administrators, and lineal descendants of the above-named individuals in the aggregate have a direct or indirect beneficial interest or voting control of greater than 50%.

         (iv) Adding at the end of clause (b) of the definition of "EBITDA" the following:

         "(which shall exclude any effect thereon in respect of the accounting for all derivative financial instruments in accordance with GAAP, as provided in the proviso to, and the last sentence of, the definition of "Interest Expense")"

         (v) Adding at the end of the definition of "Interest Expense" the following:

         "; provided that interest expense shall exclude any effect thereon in respect of the accounting for all derivative financial instruments in accordance with GAAP, including derivative financial instruments that may be embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities and freestanding derivative financial instruments that may be used by the Company or any Restricted Subsidiary for hedging purposes. The effect on interest expense that may be excluded in respect of the accounting for all derivative financial instruments in accordance with GAAP include: (i) entries to record noncash interest expense (or income) associated with the mark-to-market of freestanding and embedded derivative financial instruments, (ii) noncash interest expense associated with the accretion of additional debt discount that may arise from the bifurcation of derivative financial instruments embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities, and (iii) noncash interest expense (or income) that may arise if the Company's or any Restricted Subsidiary's hedging strategies become ineffective, as determined in accordance with GAAP."

         (vi) Adding at the end of the definition of "Leverage Ratio" the following:

         "; provided that the computation of the Leverage Ratio shall exclude any effect on the Company's or any Restricted Subsidiary's debt securities or Indexed Securities in respect of the accounting for all derivative financial instruments in accordance with GAAP, including derivative financial instruments that may be embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed


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         Securities and freestanding derivative financial instruments used by the Company or any Restricted Subsidiary for hedging purposes, but such computation shall in any event include the original principal amount and any accreted principal amount of such debt securities and Indexed Securities. The effect on the computation of the Leverage Ratio that may be excluded in respect of the accounting for all derivative financial instruments in accordance with GAAP include: (i) entries associated with the mark-to-market of all freestanding and embedded derivative financial instruments classified as a component of the Company's or any Restricted Subsidiary's debt securities or Indexed Securities in the consolidated balance sheet and (ii) entries to record and accrete additional debt discount that may arise from the bifurcation of derivative financial instruments embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities."

         (b) Amendment to Exhibit 6.01. Exhibit 6.01 to the Credit Agreement is hereby amended by deleting such Exhibit 6.01 and substituting therefor Exhibit 6.01 hereto.

         (c) Amendment to Exhibit 6.03. Exhibit 6.03 of the Credit Agreement is hereby amended by deleting such Exhibit 6.03 and substituting therefor Exhibit 6.03 hereto.

         (d) Amendment to Section 9.01(d). Section 9.01(d) is hereby amended by deleting subclause (z) of clause (i) thereof and substituting therefor the following:

         "(z) securing Debt reflected in the consolidated financial statements of the Company referred to in Section 6.02 or"

         (e) Amendment to Exhibit 9.01(d). Exhibit 9.01(d) of the Credit Agreement is hereby amended by deleting such Exhibit 9.01(d) and substituting therefor Exhibit 9.01(d) hereto.

         (f) Amendment to Section 9.07. Section 9.07 of the Credit Agreement is hereby amended by deleting clause (i) from paragraph (a) thereof and by deleting "clause (g)" from paragraph (b) thereof and substituting therefor "clause (f)".

         (g) Amendment to Article XII. Article XII of the Credit Agreement is hereby amended by adding as Section 12.07 the following:

         "SECTION 12.07. Other Agents. None of the Banks identified on the facing page or signature pages or elsewhere herein as "syndication agent" or "documentation agent" shall


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have any right, power, obligation, liability, responsibility or duty under this
Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified shall have or be deemed to have any fiduciary relationship with any Banks. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder."

         (h)      Amendment to Exhibit 13.02 [Addresses for Notices]. Exhibit
13.02 of the Credit Agreement is hereby amended by deleting such Exhibit 13.02 and substituting therefor Exhibit 13.02 hereto.

         (i) Amendment to Section 13.04. Section 13.04 of the Credit Agreement is hereby amended by deleting "CSI" therein and substituting therefor "JPMorgan".

         (j) Amendment to Section 13.07(c). Section 13.07(c) of the Credit Agreement is hereby amended by:

                  (i) Deleting the text in the first set of parentheses thereof and substituting therefor the following:

         "(except in the case of assignments to Banks and Bank Affiliates)".

                  (ii) Deleting the words "(which consent shall not be unreasonably withheld) and" therein and substituting therefor the following:

         "(which consent shall not be unreasonably withheld or delayed) and written acknowledgment of".

                  (iii) Deleting the text in parentheses in clause(i) of the first proviso thereof and substituting therefor for the following:

         "(except in the case of assignments to Banks or Bank Affiliates, assignment of the assigning Bank's entire remaining commitment or unless otherwise agreed by the Company)".

         (k) All references in the Credit Agreement to "270 Park Avenue, New York, New York 10017" shall be changed to "One Chase Manhattan Plaza, New York, New York 10081".

         SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks that:

         (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations enforceable in accordance with its terms.


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         (b)      As of the date hereof, and after giving effect to this
Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties contained in the Credit Agreement, as amended by this Amendment, are true and correct in all material respects as if made on the date hereof.

         SECTION 3. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction on the date hereof of the following conditions:

         (a) the Administrative Agent shall have received executed counterparts of this Amendment which, when taken together, bear the signatures of the Company and the Majority Banks; and

         (b) the Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent and to the Banks on or prior to the date hereof, including (i) such fees and amounts due and payable pursuant to the terms and conditions set forth in the Agent's Fee Letter and
(ii) to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

         Following the satisfaction on the date hereof of the conditions set forth above, the Administrative Agent shall inform the Company in writing that this Amendment has become effective.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 5. APPLICABLE LAW. This Amendment shall be deemed to be an agreement executed by the Company, the Administrative Agent, the Documentation Agent, the Syndications Agent and the Majority Banks under the laws of the State of New York and of the United States and for all purposes shall be construed in accordance with, and governed by, the laws of said State and of the United States.

         SECTION 6. Credit Agreement. As used in the Credit Agreement and the Exhibits thereto, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

         SECTION 7. Expenses. The Company shall pay, in accordance with the provisions of Section 13.01 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks in


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connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore. The agreement set forth in this Section 7 shall survive the termination of this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                    COX RADIO, INC.,

                                    by /s/ Richard Jacobson
                                       -----------------------------------------
                                       Name: Richard Jacobson
                                       Title:Vice President, Treasurer

[MAJORITY BANKS]